Exhibit 99.1

Insmed Appoints Carol A. Schafer to its Board of Directors

BRIDGEWATER, N.J., April 2, 2020 /PRNewswire/ — Insmed Incorporated (Nasdaq:INSM), a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases, today announced the appointment of Carol A. Schafer to its Board of Directors. Ms. Schafer has more than 25 years of experience in investment banking and equity capital markets, and currently serves as a Managing Partner at Hyphen Advisors, LLC.

“We are thrilled to welcome Carol to our Board of Directors,” said Will Lewis, Chairman and CEO of Insmed. “In addition to her strong financial acumen, Carol brings meaningful knowledge of business development and marketing, a deep commitment to mentorship and community development, and notable board experience in the biopharmaceutical industry, all of which will be a great asset to our organization.”

“I am honored to join the Insmed Board and use my experience to further support the Company’s growth as it prepares for potential commercialization in Europe and Japan and seeks to advance an exciting pipeline of potentially novel therapies,” said Ms. Schafer. “I look forward to working with fellow Board members and the Insmed management team to champion the rare disease community and bring much-needed therapies to patients.”

Prior to Hyphen Advisors, Ms. Schafer worked at Wells Fargo Securities, most recently serving as Vice Chair, Equity Capital Markets. She also previously served as the Vice President of Finance and Business Development at Lexicon Pharmaceuticals, a publicly traded biotechnology company, and as a Managing Director at J.P. Morgan. Ms. Schafer earned an MBA from New York University’s Stern School of Business and a Bachelor of Arts from Boston College. She currently serves on the Board of Directors for the publicly traded companies Idera Pharmaceuticals, Inc. and Five Prime Therapeutics, Inc., as well as the private company Repare Therapeutics Inc.

About Insmed

Insmed Incorporated is a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases. Insmed's first commercial product, ARIKAYCE® (amikacin liposome inhalation suspension), is the first and only therapy approved in the United States for the treatment of refractory Mycobacterium avium complex (MAC) lung disease as part of a combination antibacterial drug regimen for adult patients with limited or no alternative treatment options. MAC lung disease is a chronic, debilitating condition that can cause severe and permanent lung damage. Insmed's earlier-stage clinical pipeline includes INS1007, a novel oral reversible inhibitor of dipeptidyl peptidase 1 with therapeutic potential in non-cystic fibrosis bronchiectasis and other inflammatory diseases, and INS1009, an inhaled formulation of a treprostinil prodrug that may offer a differentiated product profile for rare pulmonary disorders, including pulmonary arterial hypertension. For more information, visit www.insmed.com.

Forward-looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. "Forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "potential," "continues," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.

The forward-looking statements in this press release are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises, such as the coronavirus; the risk that the full data set from WILLOW or data generated in further clinical trials of INS1007 will not be consistent with the top-line results of WILLOW; failure to successfully commercialize or maintain U.S. approval for ARIKAYCE, the Company's only approved product; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company's inability to obtain full approval of ARIKAYCE from the FDA, including the risk that the Company will not timely and successfully complete the study to validate a PRO tool and complete the confirmatory post-marketing study required for full approval of ARIKAYCE; inability of the Company, PARI or the Company's other third party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company's inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE or INS1007; inaccuracies in the Company's estimates of the size of the potential markets for ARIKAYCE or INS1007 or in data the Company has used to identify physicians; expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company's inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE; failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE, INS1007 and the Company's other product candidates, including due to the Company's limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and the Company's inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S. or for the Company's product candidates in the U.S., Europe, Japan or other markets, including the United Kingdom as a result of its recent exit from the European Union; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company's product candidates for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with laws and regulations that impact the Company's business or agreements with the Company; the Company's inability to attract and retain key personnel or to effectively manage the Company's growth; the Company's inability to adapt to its highly competitive and changing environment; the Company's inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by its agreements related to ARIKAYCE or the Company's product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; the Company's limited experience operating internationally; changes in laws and regulations applicable to the Company's business, including any pricing reform, and failure to comply with such laws and regulations; inability to repay the Company's existing indebtedness and uncertainties with respect to the Company's ability to access future capital; and delays in the execution of plans to build out an additional FDA-approved third-party manufacturing facility and unexpected expenses associated with those plans.

The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Company filings with the Securities and Exchange Commission.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

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Contact:

Investors:

Argot Partners

Laura Perry or Heather Savelle

(212) 600-1902

Insmed@argotpartners.com

Media:

Mandy Fahey

Senior Director, Corporate Communications

Insmed

(732) 718-3621

amanda.fahey@insmed.com

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